                                                                    EXHIBIT 99.1


                            HANYON TECHNOLOGY, INC.
                            -----------------------

                                 Balance Sheet
                                 -------------

                                                                  Korean Won
                                                           -----------------------
                                                               December 31, 1998
                                                           -----------------------
Current assets;
  Cash & cash equivalents (Note 3)                                      64,356,360
  Bank deposits (Notes 4,10)                                         5,324,316,479
  Short-term loans to
   shareholders and employees                                           45,129,640
  Other current assets (Note 5)                                        125,210,253
                                                           -----------------------
              sub-total                                              5,559,012,732
Non-current assets;
  Restricted deposits (Note 4)                                           3,000,000
  Investment securities (Note 6)                                        91,922,000
  Key money deposits                                                   417,895,000
  Long-term loans to
   shareholders and employees (Note 7)                                 215,000,000
  Group severance deposit (Note 2)                                     200,049,315
  Telephone right                                                          790,000
  Membership                                                            39,000,000
  PP&E, net (Notes 2,8)                                                481,365,210
                                                           -----------------------
              Total assets                                           7,008,034,257
                                                           =======================

Current liabilities;
  Accounts payable                                                      70,317,925
  Accrued expenses (Note 9)                                            219,000,000
  Withholdings                                                          26,502,645
  Advance receipts (Notes 2, 13)                                       519,051,100
  Current income tax liability                                         937,218,816
  Short term borrowings from
   shareholders and employees                                           45,000,000
                                                           -----------------------
              sub-total                                              1,817,090,486
Non-current liabilities;
  Accrued severance indemnities (Note 2)                               414,688,798
                                                           -----------------------
              Total liabilities                                      2,231,779,284
                                                           -----------------------

Common stock (Note 1)                                                  150,000,000
Capital surplus                                                        115,557,000
Retained earnings (Note 12)                                          4,510,697,973
                                                           -----------------------
              Total shareholders' equity                             4,776,254,973
                                                           -----------------------
        Total liability and shareholders' equity                     7,008,034,257
                                                           =======================

                       See the accompanying notes to the
                             financial statements.

                            HANYON TECHNOLOGY, INC.
                            -----------------------

                               Income Statement
                               ----------------

                                                                                 Korean Won
                                                                      ---------------------------
                                                                            For the year ended
                                                                            December 31, 1998
                                                                      ---------------------------
Net sales (Notes 2,13)                                                              8,211,607,541
Cost of goods sold                                                                    574,825,500
                                                                      ---------------------------
Gross profit                                                                        7,636,782,041
Selling, general and administrative expenses (Note 14)                              3,662,837,495
                                                                      ---------------------------
Operating income                                                                    3,973,944,546
                                                                      ---------------------------
Other income (expenses), net;
    Interest income                                                                   499,575,424
    Rent income                                                                         1,175,000
    Foreign exchange gain (losses), net                                              (469,018,460)
    Gain on exemption of debt                                                          34,027,650
    Prior period adjustment (Note 2,13)                                              (446,852,156)
    Miscellaneous                                                                    (139,076,348)
                                                                      ---------------------------
                                                                                     (520,168,890)
                                                                      ---------------------------
Income before income tax provision                                                  3,453,775,656
Income tax provision                                                                1,116,353,836
                                                                      ---------------------------
Net Income                                                                          2,337,421,820
                                                                      ---------------------------

                       See the accompanying notes to the
                             financial statements.

                            HANYON TECHNOLOGY,INC.
                            ----------------------

                Statement of Appropriation of Retained Earnings
                -----------------------------------------------

                                                                                     Korean Won
                                                                              -----------------------
                                                                                For the year ended
                                                                                 December 31, 1998
                                                                              -----------------------
Unappropriated retained earnings before appropriation:
  Retained earnings brought forward from prior year                                    1,786,803,523
  Net income for the year                                                              2,337,421,820
                                                                             -----------------------
                                                                                       4,124,225,343
Appropriations:
  Reserve for business rationalization                                                    74,039,946
  Reserve for technical development                                                      355,924,193
                                                                             -----------------------
                                                                                         429,964,139
                                                                             -----------------------
 Unappropriated retained earnings carried
  to subsequent year (Note 12)                                                         3,694,261,204
                                                                             =======================

                      See the accompanying notes to the
                             financial statements.

                             HANYON TECHNOLOGY,INC
                             ---------------------

                            Statement of Cashflows
                            ----------------------

                                                                                     Korean Won
                                                                              ------------------------
                                                                                  For the year ended
                                                                                   December 31, 1998
                                                                              ------------------------
Cash flows from operating activities;
Net income                                                                               2,337,421,820
Adjustments to reconcile net income to cash
   provided by operating activities
   Depreciation                                                                            241,971,758
   Provision for accrued severance indemnities                                             168,564,690
   Payments of severance indemnities                                                      (107,504,300)
   Decrease in accounts receivable                                                         189,943,168
   Decrease in advance payments                                                            (74,000,412)
   Increase in accounts payable                                                             38,539,504
   Increase in accrued expenses                                                            219,000,000
   Increase in income tax payable                                                          834,765,841
   Others, net                                                                             102,016,007
                                                                              ------------------------
Net cash flows provided by operating activities                                          3,950,718,076
                                                                              ------------------------

Cash flows from investing activities;
   Increase in bank deposits                                                            (3,981,567,723)
   Increase in short-term loans                                                             (2,797,448)
   Decrease in key money deposit                                                            47,532,000
   Disposition of fixed asset                                                                1,570,820
   Increase in group severance deposit                                                     (25,049,315)
   Acquisition of fixed asset                                                             (122,066,439)
   Acquisition of investment securities                                                    (91,872,000)
   Increase in restricted deposits                                                          (3,000,000)
                                                                              ------------------------
Net cash used by investing activities                                                   (4,177,250,105)
                                                                              ------------------------

Cash flows from financing activities;
   Decrease in short-term borrowing                                                        (34,656,850)
                                                                              ------------------------
Net cash used by financing activities                                                      (34,656,850)
                                                                              ------------------------

Net decrease in cash and cash equivalents                                                 (261,188,879)
Cash and cash equivalents at beginning of year                                             325,545,239
                                                                              ------------------------
Cash and cash equivalents at end of year                                                    64,356,360
                                                                              ========================

                       See the accompanying notes to the
                             financial statements.

                            HANYON TECHNOLOGY, INC.
                            -----------------------
                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------
                               December 31, 1998
                               -----------------

1.   Organization and business of the Company
     ----------------------------------------

     Hanyon Technology Inc. (the Company) was incorporated on July 21, 1989 under the laws of the Republic of Korea to engage in the software development, planning, research and consulting service of the automation system integration for semiconductor and electronic industries.

     As of December 31, 1998, the Company was authorized to issue 150,000 shares of common stock with W5,000 par value, and the number of shares of common stock issued and outstanding was 30,000 shares. On January 15, 1999, the Company issued 10,000 common shares for cash of W50 million to increase its capital.

     As of April 20, 1999, the Company's issued and outstanding common shares are 40,000 shares and paid-in capital amounts to W200 million. Under the "Stock for Cash Purchase Agreement" between Brooks Automation Inc. and shareholders of the Company dated March 31, 1999, Brooks Automation Inc. will purchase 90.5% of shares of the Company from the shareholders.


2.   Summary of significant accounting policies
     -------------------------------------------

     Basis of preparation of the financial statements
     ------------------------------------------------
     The Company's books of accounts are maintained in Korean Won in accordance with the pertinent laws and regulations of the Republic of Korea and the accompanying Korean Won financial statements are prepared in conformity with generally accepted accounting principles in Korea (Korean GAAP).

     Accounting changes
     ------------------
     The Company will change its accounting principles effective fiscal year 1999, in accordance with the revised Financial Accounting Standards (FAS) generally accepted in Korea. Initial application of these accounting changes are applied on a retroactive basis and the cumulative effect of such changes will be presented as an adjustment to the opening balance of retained earnings. In 1999, according to the revised FAS, the Company will adopt deferred income tax accounting and record its cumulative effect as an adjustment of beginning retained earnings at January 1, 1999.

     Management's estimates and assumptions
     --------------------------------------
     The preparation of financial statements in conformity with generally accepted accounting principles requires management of making estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Financial instruments
     ---------------------
     The amounts reported for cash and cash equivalents, bank deposits, accounts receivable, certain other assets, accounts payable and accrued expenses approximate fair value due to their short maturities or market interest rates.

     Allowance for doubtful accounts
     -------------------------------
     The Company records an allowance for doubtful accounts considering the collectibility of the outstanding accounts receivable balances at the balance sheet date and historical bad debt experience.

     Investment securities
     ---------------------
     Investment securities consist of government bonds and equity securities and are stated at cost.

     Foreign exchange
     ----------------
     The assets and liabilities of the Company include amounts denominated in foreign currencies. As of December 31, 1998, these amounts have been translated into Korean won at the exchange rates in effect as of the balance sheet date. Gains and losses resulting from translation are included in current operating results.

     Property, plant and equipment
     -----------------------------
     Property, plant and equipment are stated at acquisition cost. Depreciation is computed using the declining balance method based on estimated useful lives as prescribed by the Korean Corporate Income Tax Law.

     Improvements that significantly add to the productive capacity or extend the life of assets are capitalized. Expenditures for maintenance and repairs are charged to operation as incurred.

     Accrued severance indemnities.
     ------------------------------
     Under provisions of the Korean Labor Standards Law, an employee with more than one year of continuous service is entitled, upon termination of employment, to one month's pay, equivalent to the average of the last three months' compensation, for each year of service. The accruals for employees' severance indemnities at December 31, 1998 amounting to W414 million, approximate these liabilities. The accrued severance indemnities are funded approximately 48.2% at December 31, 1998 through a group insurance contract with Daehan Life Insurance Co. The amounts funded under this insurance contract are classified as group severance deposit. Subsequent accruals are to be funded at the discretion of the Company. Group severance deposits may only be withdrawn for the payment of severance benefits. Severance indemnities paid by the Company in 1998 amounted to W107 million.

     Prior period adjustments
     ------------------------
     Prior period adjustments are corrections of errors and accounted for as direct charges to current income in 1998.

     Revenue recognition
     -------------------
     A majority of the Company's contracts with customers consist of fixed price contracts and service revenue is recognized when a billing invoice is issued upon completion of each agreed-upon phase of the contracts. Downpayments received from the customer under the fixed price contract are deferred as advance receipts and amortized and recognized as service revenue at the time each phase of the contract is completed, in proportion to the billing amount of each phase.

     Income taxes
     ------------
     The provision for income taxes in 1998 is based on corporation tax and resident tax surcharges currently payable.


3.   Cash and cash equivalents
     -------------------------

     The Company considers all highly liquid investments with a maturity date of three months or less when purchased to be cash and cash equivalents. Cash and cash equivalents at December 31, 1998 consist of the following:


               Cash on hand                               W     8,076,647
               Demand deposits                                 64,301,333
                                                  -----------------------
                                                          W    64,356,360
                                                  =======================


4.   Bank deposits
     -------------

     Bank deposits at December 31, 1998 consist of the following:


               Saving deposits                           W  2,525,680,453
               Deposit in foreign currencies                2,798,636,026
                                                  -----------------------
                                                         W  5,324,316,479
                                                  =======================


     Deposits of W3 million included in non-current assets are restricted as to withdrawal as key money deposits for a checking account.


5.   Other current assets
     --------------------

     Other current assets as of December 31, 1998 are as follows:


               Accounts receivable - other                 W   21,495,848
               Advance payment                                101,467,000
               Prepaid expenses                                 2,247,405
                                                  -----------------------

                                                           W  125,210,253
                                                  =======================


6.   Investment securities
     ---------------------

     Investment securities as of December 31, 1998 consist of the following:


                                               Rate              Amount
                                             ---------     -------------------
          Government Bond                     N/A              W        50,000
          Investment in common shares         22%                   45,936,000
          Stock subscription right                                  45,936,000
                                                           -------------------
                                                               W    91,922,000
                                                           ===================


     The Company invested US$66,000 to purchase 22% of Synergy Integration Technology Inc., located in Taiwan, on June 3, 1998. As of December 31, 1998, however, shares were issued for only 50% of the Company's investment with the remainder awaiting issuance until the other shareholders inject their portion of additional capital, which was completed on May 3, 1999.


7.   Long-term loans to shareholders and employees
     ---------------------------------------------

     The Company provided housing loans to employees in the form of key money deposits amounting to W215 million as of December 31, 1998.


8.   Property, plant and equipment
     -----------------------------

     Property, plant and equipment as of December 31, 1998 consist of the following:


               Land                                            W   161,851,432
               Building                                            118,416,880
               Vehicle                                              76,740,286
               Furniture and fixture                               964,007,834
               Equipment                                           130,214,832
                                                        ----------------------
                                                                 1,451,231,264
               Less: accumulated depreciation                     (969,886,054)
                                                        ----------------------
                                                               W   481,365,210
                                                        ======================

9.   Accrued expenses
     ----------------

     Accrued expenses as of December 31,1998 are as follows:

               Performance bonuses                             W  219,000,000
                                                      -----------------------
                                                               W  219,000,000
                                                      =======================

     According to the Company's profit sharing system for employees, the Company provides performance bonuses to employees determined as ten percent of net income generated under Korean GAAP. As of December 31, 1998, the Company accrued performance bonuses amounting to W219 million.


10.  Assets and liabilities denominated in foreign currencies
     --------------------------------------------------------

     Assets and liabilities denominated in foreign currencies at December 31, 1998, consist of the following:

                                                              W  2,798,636,026
                                                      ------------------------
               Bank deposits                                   (U$   2,317,135)
                                                      ------------------------

11.  Income taxes
     ------------

     The statutory corporate income tax rate for 1998 was 30.80% including resident tax surcharge.


12.  Retained earnings
     ------------------

     (1) Retained earnings at December 31, 1998 consist of the following:

             Appropriated retained earnings:
              Reserve for business rationalization               W  245,307,255
              Reserve for technical development                     571,129,514
                                                             ------------------
                                                                    816,436,769
             Unappropriated retained earnings
              carried forward to subsequent year                  3,694,261,204
                                                             ------------------
                                                                W 4,510,697,973
                                                             ==================

     (2) Reserve for business rationalization
     The Tax Exemption Control Law requires that a company claiming tax credits should appropriate current tax reduction amount to reserve for business rationalization. This reserve is not available for other purpose except for deficit offset or capital transfer.

     (3) Reserve for technical development
     The Company is allowed to claim the amount of retained earnings appropriated for the reserve for technical development as deductions in its income tax return under the Tax Exemption Control Law. Actual expenses incurred for technical development should be offset against this reserve and any unused balance should be returned to taxable income within four years.


13.  Sales contracts
     ----------------

     The Company recognized its service revenue when a billing invoice is issued upon completion of each agreed-upon phase of the contract. Total contract amounts outstanding and unbilled amounts as of December 31, 1998 are as follows:

                                      Total                      Unbilled
                                     contracts                    amounts
                                   -------------              -------------
               Winbond Fab4        $   4,135,125              $   1,544,343

               USIC from SCU           2,059,819                  1,108,379
               Promos add-on             163,000                    163,000
               USIC add-on               517,000                    517,000
               Hyundai LCD             2,330,000                  1,398,000
                                   -------------              -------------
                                   $   9,204,944              $   4,730,722
                                   =============              =============


     Advance receipts from the customer under fixed price contracts are deferred and recognized as revenue at the time each phase of the contract is completed in proportion to the billing amount of each phase. Advance receipts by contract are as follows:

               Winbond Fab4                             W  304,479,805 (*)
               Winbond add on                               36,720,000
                                                    ------------------
                     Winbond total                         341,199,805
                                                    ------------------
               USIC from SCU(B)                            177,851,295
                                                    ------------------
                     Advance total                      W  519,051,100
                                                    ==================


     (*) During 1997, downpayment amounting to W442,879,716 (US$ 437,312) received from the Winbond Fab4 project were recorded as service revenue instead of advance receipts. The Company corrected this error in 1998 and recorded the amount as prior period adjustments in 1998.


14.  Selling, general and administrative expenses
     ---------------------------------------------

     Selling, general and administrative expenses for the year ended December 31, 1998 are as follows:

                                                          December 31, 1998
                                                       ---------------------
               Salaries                                   W    1,115,479,500
               Bonus                                             763,149,000
               Provision for severance indemnities               168,564,690
               Fringe benefits                                    85,742,715
               Travel                                            698,043,660
               Entertainment                                      82,873,140
               Communications                                     45,502,111
               Water and electricity                               8,134,398
               Taxes and dues                                     53,251,710
               Depreciation                                      241,971,758
               Rent                                              177,535,859
               Repair                                              3,076,125
               Insurance                                          20,047,318
               Vehicle maintenance                                16,243,765
               Delivery                                            3,891,626
               Training                                           15,499,778
               Printing expenses                                  43,770,659
               Supplies                                           32,389,205
               Fees and commissions                               47,192,340
               Advertising                                        13,685,000
               Samples                                             1,823,000
               Subcontracts fee                                    5,000,000
               Miscellaneous                                      19,970,048
                                                        --------------------
                           Total                          W    3,662,837,495
                                                        ====================

                                                                    Samil
PricewaterhouseCoopers [LOGO APPEARS HERE]                          Accounting
                                                                    Corporation
                       Report of Independent Accountants            Logo Appears
                                                                    Here
June 2, 1999

To the Board of Directors and Shareholders of Hanyon Technology, Inc.

We have audited the accompanying balance sheet of Hanyon Technology, Inc. as of December 31, 1998 and the related statements of income, appropriations of retained earnings and cash flows for the year ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion, as independent accountants, on these financial statements, as to whether they have been prepared in conformity with financial accounting standards generally accepted in the Republic of Korea. For this purpose, we conducted our audit in accordance with auditing standards generally accepted in the Republic of Korea.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Hanyon Technology, Inc. as of December 31, 1998 and the results of their operations, the changes in their retained earnings and their cash flows for the year ended December 31, 1998, in conformity with financial accounting standards generally accepted in the Republic of Korea.

The accompanying financial statements are not intended to present the financial position, results of operations and cash flows in accordance with accounting principles and jurisdictions other than Korea. The standards, procedures and practices utilized to audit such financial statements are those generally accepted and applied in the Republic of Korea.

/s/ Samil Accounting Corporation